Discontinued operations	12 Months Ended
Dec. 31, 2018
Discontinued operations.
Discontinued operations

Note 36 Discontinued operations

Tele2 Kazakhstan

On December 28, 2018 Tele2 announced that Tele2 has given notice to exercise the put option stipulated in the shareholder agreement between Tele2 and Kazakhtelecom with respect to their jointly owned company in Kazakhstan. Following the decision to exercise the put option, the operations in Kazakhstan have been reported as discontinued operation.

The transaction between Kazakhtelecom, Telia Company and Fintur announced on December 12, 2018 in which Kazakhtelecom acquired control of Kcell, triggered the possibility for Tele2 to exercise its put option and sell its shares in the jointly owned company to Kazakhtelecom, as the shareholder agreement includes customary non-compete clauses.

Tele2 owns 49 percent of the economic interest and 51 percent of the votes in the jointly owned company Tele2 Kazakhstan. The expected financial consideration to Tele2 will reflect a fully diluted economic interest of 31 percent, taking into account Asianet’s 18 percent earn-out. A shareholder loan from Tele2 to the jointly owned company is to be fully repaid at the time of the closing. On December 31, 2018 the loan amounted to KZT 88 billion (SEK 2.1 billion).

The put option price is based on a fair market value principle and will be determined through an agreed valuation process, based on standard methodology, including independent third-party advisors.

Closing is expected in approximately six months from the date the put option was served.

The previous put option obligation in Kazakhstan was in 2016 replaced with an earn-out obligation representing 18 percent economic interest in the jointly owned company in Kazakhstan. To cover for the estimated earn-out obligation, that is based on fair value, the earn-out obligation was on December 31, 2018 valued at SEK 764 (December 31, 2017: 432 and December 31, 2016: 100) million and reported as a financial liability with fair value changes reported as financial items in the income statement. The change in fair value on December 31, 2018 is related to a continuation of the positive trend in the Kazakhstan operation. The fair value estimate is sensitive to changes in key assumptions supporting the expected future cash flows for the jointly owned company in Kazakhstan. A deviation from the current assumptions regarding the fair value would impact the earn-out liability. In the goodwill impairment test and in the valuation of the earn-out obligation a pre tax WACC has been used of 19 (2017: 18 and 2016: 18) percent as well as a forecast period of 10 years and a growth rate after the forecast period of 1 percent for all three years.

At the time of the acquisition of Tele2 Kazakhstan the company had an existing interest free liability to the former owner Kazakhtelecom. On December 31, 2018 the reported debt amounted to SEK 30 (December 31, 2017: 26 and December 31, 2016: 24) million and the nominal value to SEK 279 (December 31, 2017: 289 and December 31, 2016: 319) million.

In 2016, an impairment loss on goodwill of SEK 344 million was recognized referring to the cash generating unit Kazakhstan. The impairment was due to a weakening in the macro environment, including the Tenge devaluation which implied weaker consumer purchase power and higher expenses. In addition, intense competitive pressure eroded pricing power for all market participants. This also resulted in the beginning of the year in a decrease in the value of the put option obligation to the former non-controlling interest in Tele2 Kazakhstan, which represents an 18 percent economic interest in the new jointly owned company, with a positive effect in the income statement of SEK 413 million reported under financial items.

On November 4, 2015 Tele2 announced the agreement with Kazakhtelecom to combine the two businesses’ mobile operations in Kazakhstan, Tele2 Kazakhstan and Altel, in a jointly owned company. Necessary regulatory approvals for the transactions were received end of January 2016 and the transaction was completed on February 29, 2016.

In order to complete the transaction with Kazakhtelecom, Tele2 acquired Asianet’s 49 percent stake in Tele2 Kazakhstan. The purchase price amounted to an initial payment of SEK 125 million and a deferred consideration equivalent to an 18 percent economic interest in the jointly owned company during a three year period. After three years Asianet has a put option on its 18 percent earn out interest and Tele2 has a symmetrical call option. The exercise price of the put and call options will be the fair market value of the 18 percent interest in the jointly owned company, where Asianet will receive, as deferred payment, the first KZT 8.4 billion (SEK 216 million) of any equity value attributable to a 49 percent stake. Therefore, the purchase agreement with Asianet means that Tele2's effective economic interest in the jointly owned company during the first three years will be 31 percent.

Tele2 has a 49 percent economic ownership in the jointly owned company in Kazakhstan and 51 percent of the voting rights. Tele2 has the right to appoint the CEO and all other management roles except for the CFO. Tele2 has concluded that Tele2 has the control over the jointly owned company as defined by IFRS and consequently the company is consolidated by Tele2. Through agreements Kazakhtelecom has protective rights in matters such as changes in the ownership structure, approval of dividends, financing and certain shareholder-related matters.

In 2016 the transaction with Kazakhtelecom in which the jointly owned company was established resulted in an increased effect on total equity of SEK 1,189 million. The effect at the time of the transaction was recognized in equity on the following line items and referred to:

•

Acquisition of non-controlling interests: The contribution from Kazakhtelecom to the jointly owned company in the form of the net assets in Altel was recognized at its fair value of SEK 840 million. In addition, as the fair value of the net assets in Altel at the time was lower than the fair value of the net assets in Tele2 Kazakhstan, the jointly owned company also obtained a receivable due from Kazakhtelecom of SEK 118 million. In total the value contribution from Kazakhtelecom therefore amounted to a fair value of SEK 958 million which represented the fair value of Tele2 Kazakhstan. The total value contribution was recognized in equity based on each party’s economic ownership in the jointly owned company, i.e. SEK 469 million (49 percent) was recognized as attributable to equity holders of Tele2 and SEK 489 million (51 percent) was recognized as attributable to non-controlling interests.

•

Contribution to non-controlling interests: At the point of the transaction Tele2's consolidated carrying value of the net assets in Tele2 Kazakhstan amounted to SEK (1,123) million and as part of the transaction a loan from Kazakhtelecom to Tele2 Kazakhstan with a nominal value of KZT 11.7 billion was renegotiated extending its maturity from 2014-2018 to 2031. The renegotiated terms of the loan triggered a revaluation of the loan and decreased its fair value by SEK 231 million. The contribution of Tele2 Kazakhstan to the jointly owned company hence had an increased effect attributable to equity holders of Tele2 of SEK 697 million representing 51 percent of the carrying value of the contributed net assets and 49 percent of the gain on the renegotiated loan. On the non-controlling interest the contribution of Tele2 Kazakhstan had a decrease effect of SEK (466) million representing 51 percent of the carrying value of the contributed net assets in Tele2 Kazakhstan and 51 percent of the gain on the renegotiated loan.

The tables below show summarized financial information for Tele2 Kazakhstan before intra-group eliminations. No other non-controlling interests exist.

	Tele2 Kazakhstan
	2018	2017	2016
Income statement
Revenue	3,084	2,721	2,126
Operating profit/loss	586	117	(680)
Profit/loss before tax	330	(159)	(1,038)
Net profit/loss	271	56	(1,048)

	Tele2 Kazakhstan
	Dec 31, 2018	Dec 31, 2017	Dec 31, 2016
Balance sheet
Intangible assets	384	463	596
Tangible assets	2,057	2,279	2,409
Financial assets	8	10	118
Deferred tax assets	393	473	6
Current assets	538	1,008	795
Total assets	3,380	4,233	3,924

Non-current liabilities	2,431	3,245	3,088
Current liabilities	894	1,212	1,425
Total liabilities	3,325	4,457	4,513
Net assets	55	(224)	(589)

	Tele2 Kazakhstan
	2018	2017	2016
Cash flow statement
Cash flow from operating activities	852	458	36
Cash flow from investing activities	(308)	(728)	(383)
Cash flow from financing activities	(691)	375	447
NET CHANGE IN CASH AND CASH EQUIVALENTS	(147)	105	100
Cash and cash equivalents at beginning of the year	199	110	1
Exchange rate differences in cash and cash equivalents	1	(16)	9
CASH AND CASH EQUIVALENTS AT END OF THE YEAR	53	199	110

Tele2 Netherlands

On December 15, 2017 Tele2 announced that Tele2 and Deutsche Telekom have agreed to combine Tele2 Netherlands and T-Mobile Netherlands. On January 2, 2019, the transaction was completed after approval by the European Commission without conditions. For additional information, please refer to Note 38. Netherlands is reported as discontinued operation.

In 2017, a goodwill impairment loss of SEK 1,194 million was recognized (as cost of service provided) related to the cash generating unit Netherlands. The impairment was based on a valuation of Tele2’s share in the combined Tele2 and T-Mobile operations, a merger which was announced in December 2017. In the latest assessment of the standalone plan, the investments needed to reach a sustainable operation were deemed to be more challenging than previously expected. This was not fully balanced by the incremental value created by the announced merger with T-Mobile. The fair value measurement of the asset is categorized as level 3 unobservable input in the fair value hierarchy. The valuation has been based on the cash flow expected to reach Tele2 through an upfront payment, dividend and a potential future exit. The valuation is supported by 1) a business plan for the combined entity, jointly agreed with the partner Deutsche Telekom, along with 2) a peer group analysis of values assigned to equivalent players on the European telecom market. The discount rate assigned to the combined operation is 8 percent on a post-tax basis.

In 2016, an impairment loss on goodwill of SEK 2,610 million was recognized in cost of service provided referring to the cash generating unit Netherlands. The impairment loss was based on the estimated value in use of SEK 9.0 billion by using a pre-tax discount rate (WACC) of 13 percent. The impairment was recognized as a result of reassessment of future cash flow generation in Netherlands. The value in use calculation was based on assumptions of forecast period of 10 years and growth rate after the forecast period of 2 percent.

Tele2 Austria

On October 10, 2017 the Austrian competition authority announced that they have approved Tele2’s divestment of its Austrian operations to Hutchison Drei Austria GmbH (Three Austria) announced in July 2017. The divestment was closed on October 31, 2017. The Austrian operation was sold for SEK 867 million and resulted in a capital gain of SEK 316 million, including costs for central support system for the Austrian operation and other transaction costs. In addition, the capital gain was affected negatively with SEK 530 million related to recycling of exchange rate differences previously reported in other comprehensive income, which was reversed over the income statement but with no effect on total equity or cash flow. In addition to the purchase price, there is a possibility to receive an earn-out of EUR 10 million (SEK 98 million), that will be paid after 24 months depending on the development of the business. No portion of the earn-out has been recognized as of December 31, 2018. The divested operations, including capital gain, has been reported separately under discontinued operations in the income statement, with a retrospective effect on previous periods.

Assets, liabilities and contingent liabilities included in the divested operation in Austria at the time of divestment are stated below.

Austria
(Oct 31, 2017)
Goodwill	9
Other intangible assets	48
Tangible assets	162
Deferred tax assets	245
Current receivables	172
Cash and cash equivalents	202
Non-current provisions	(31)
Non-current interest-bearing liabilities	(13)
Current interest-bearing liabilities	(8)
Current non-interest-bearing liabilities	(249)
Divested net assets	537
Capital gain, excluding sales costs	330
Sales price	867
Price adjustments, non-cash	11
Less: cash in divested operations	(202)
TOTAL CASH FLOW EFFECT	676

Other discontinued operations

Discontinued operations also refer to provisions for Russian tax disputes related to the previously sold operations in Russia, with a positive effect on net profit/loss in 2018 of SEK 47 (2017: (17) and 2016: (100)) million.

In 2017, discontinued operations were positively affected by SEK 38 million related to a resolved provision for a VAT dispute related to the previously sold operations in Italy.

Income statement

All discontinued operations are stated below. Discontinued operation also includes transactions during 2016, 2017 and 2018 regarding Tele2 Austria which was sold on October 31, 2017, Tele2 Russia which was sold in 2013 and Tele2 Italy which was sold in 2007.

	2018	2017	2016
Revenue	9,461	9,297	8,439
Cost of services provided and equipment sold	(6,371)	(7,994)	(9,609)
Gross profit/loss	3,090	1,303	(1,170)
Selling expenses	(2,006)	(2,141)	(2,124)
Administrative expenses	(1,220)	(931)	(1,206)
Other operating income	7	9	18
Other operating expenses	(28)	(11)	(56)
Operating loss	(157)	(1,771)	(4,538)
Interest income	8	36	7
Interest expenses	(41)	(43)	(25)
Other financial items	(330)	(337)	317
Loss after financial items	(520)	(2,115)	(4,239)
Income tax from the operation	(59)	188	(23)
NET LOSS FROM THE OPERATION	(579)	(1,927)	(4,262)
Profit/loss on disposal of operation including sales costs and cumulative exchange rate gain	(40)	262	(100)
of which Netherlands	(88)	(71)	—
of which Austria, sold 2017	1	312	—
of which Russia, sold 2013	47	(17)	(100)
of which Italy, sold 2007	—	38	—
Income tax from capital gain	—	(546)	—
of which Austria, sold 2017	—	(546)	—
	(40)	(284)	(100)
NET LOSS	(619)	(2,211)	(4,362)

ATTRIBUTABLE TO
Equity holders of the parent company	(757)	(2,239)	(4,050)
Non-controlling interests	138	28	(312)
NET LOSS	(619)	(2,211)	(4,362)

Earnings per share, SEK	(1.42)	(4.50)	(8.96)
Earnings per share, after dilution, SEK	(1.42)	(4.50)	(8.96)

Balance Sheet

Assets held for sale refer to Tele2 Netherlands (from December 31, 2017) and Tele2 Kazakhstan (from December 31, 2018).

	Dec 31,	Dec 31,	Dec 31,
	2018	2017	2016
ASSETS
NON-CURRENT ASSETS
Goodwill	1,144	973	—
Other intangible assets	1,545	1,271	—
Intangible assets	2,689	2,244	—

Machinery and technical plant	5,616	4,129	—
Other tangible assets	1,741	898	—
Tangible assets	7,357	5,027	—
Financial assets	720	550	—
Capitalized contract costs	177	191	—
Deferred tax assets	393	—	—
NON-CURRENT ASSETS	11,336	8,012	—

CURRENT ASSETS
Inventories	181	130	—

Accounts receivable	406	385	—
Other current receivables	1,533	1,308	—
Prepaid expenses and accrued income	564	331	—
Current receivables	2,503	2,024	—
CURRENT ASSETS	2,684	2,154	—

ASSETS CLASSIFIED AS HELD FOR SALE	14,020	10,166	—

LIABILITIES
NON-CURRENT LIABILITIES
Interest-bearing	641	251	—
Non-interest-bearing	99	—	—
NON-CURRENT LIABILITIES	740	251	—

CURRENT LIABILITIES
Interest-bearing	813	—	—
Non-interest-bearing	2,434	1,884	—
CURRENT LIABILITIES	3,247	1,884	—

LIABILITIES DIRECTLY ASSOCIATED WITH ASSETS CLASSIFIED AS HELD FOR SALE	3,987	2,135	—

	2018	2017
Amounts recognised in other comprehensive income and accumulated in equity relating to assets held for sale attributable to:
Equity holders of the parent company	(339)	(23)
Non-controlling interests	152	—
Total	(187)	(23)

Cash flow statement

	2018	2017	2016
Cash flow from operating activities	1,189	1,080	(264)
Cash flow from investing activities	(1,504)	(982)	(2,036)
Cash flow from financing activities	(106)	184	(75)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(421)	282	(2,375)